As filed with the Securities and Exchange Commission on October 31, 1996.
                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                     OFFSHORE ENERGY DEVELOPMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                         1311                 76-0509791
(State or other jurisdiction of      (Primary Standard        (I.R.S. Employer
 incorporation or organization)   Industrial Classification  Identification No.)
                                        Code Number)

                                                   DAVID B. STRASSNER
1400 WOODLOCH FOREST DRIVE             OFFSHORE ENERGY DEVELOPMENT CORPORATION
         SUITE 200                       1400 WOODLOCH FOREST DRIVE, SUITE 200
THE WOODLANDS, TEXAS 77380                     THE WOODLANDS, TEXAS 77380
      (713) 364-0033                                  (713) 364-0033
 (Address, including zip code,            (Name, address, including zipcode,
and telephone number, including       and telephone number, including area code,
  area code, of registrant's                     of agent for service)
 principal executive offices)

                              --------------------

                                   COPIES TO:

                                                            T. MARK KELLY
       JOHN R. BRANTLEY                                     ALAN P. BADEN
  BRACEWELL & PATTERSON, L.L.P.                         VINSON & ELKINS L.L.P.
   SOUTH TOWER PENNZOIL PLACE                           2300 FIRST CITY TOWER
711 LOUISIANA STREET, SUITE 2900                             1001 FANNIN
    HOUSTON, TEXAS 77002-2781                          HOUSTON, TEXAS 77002-6760
         (713) 221-1301                                     (713) 758-2222

                                -----------------

        Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ X ] 333-11269

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                               -------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================
 Title of Securities      Proposed Maximum         Amount of
       to be                  Aggregate           Registration
    Registered             Offering Price             Fee
--------------------------------------------------------------------------------
Common Stock, par value
   $0.01 per share           $6,900,000               $2,091
================================================================================

                                EXPLANATORY NOTE

        This Registration Statement is filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Registration No. 333-11269) filed by Offshore Energy Development Corporation with the Securities and Exchange Commission ("Commission") on August 30, 1996, as amended by Amendment No. 1 thereto filed with the Commission on October 8, 1996, Amendment No. 2 thereto filed with the Commission on October 9, 1996, Amendment No. 3 thereto filed with the Commission on October 30, 1996, Amendment No. 4 thereto filed with the Commission on October 31, 1996 and Amendment No. 5 thereto filed with the Commission on October 31, 1996, which was declared effective on October 31, 1996, are incorporated herein by reference.

                                    EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  5            Opinion of Bracewell & Patterson, L.L.P., regarding the validity of the shares covered by this Registration Statement.

 23.1          Consent of KPMG Peat Marwick LLP.

 23.2 Consent of Bracewell & Patterson, L.L.P. (included in the opinion filed as Exhibit 5 hereto).

 23.3          Consent of Ryder Scott Company.

 24 Powers of Attorney (incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-11269)).

                                          SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Offshore Energy Development Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 31, 1996.

                           OFFSHORE ENERGY DEVELOPMENT
                                   CORPORATION

                           By: /s/ DOUGLAS H. KIESEWETTER
                                   Douglas H. Kiesewetter
                                   Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated.

            NAME                                            POSITIONS
            ----                                            ---------
/s/   DAVID B. STRASSNER*               President and Director (principal executive officer)
      David B. Strassner

/s/ DOUGLAS H. KIESEWETTER*               Executive Vice President, Chief Operating Officer
    Douglas H. Kiesewetter                        and Director (principal financial
                                                     and accounting officer)

/s/ R. KEITH ANDERSON*                             Vice President and Director
    R. Keith Anderson

/s/ R. GAMBLE BALDWIN*                                       Director
    R. Gamble Baldwin

/s/   DAVID R. ALBIN*                                        Director
      David R. Albin

/s/   G. ALAN RAFTE*                                         Director
      G. Alan Rafte

*Pursuant to a power of attorney executed by such individual and filed with the Commission, Douglas H. Kiesewetter has executed this Registration Statement on behalf of such individual on October 31, 1996.

                           /s/ DOUGLAS H. KIESEWETTER
                               Douglas H. Kiesewetter
                                 Attorney -in-fact

                                         EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  5 Opinion of Bracewell & Patterson, L.L.P., regarding the validity of the shares covered by this Registration Statement.

 23.1          Consent of KPMG Peat Marwick LLP.

 23.2 Consent of Bracewell & Patterson, L.L.P. (included in the opinion filed as Exhibit 5 hereto).

 23.3          Consent of Ryder Scott Company.

 24 Powers of Attorney (incorporated by reference to Exhibit 24 to the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-11269)).